Prospectus Supplement

John Hancock Investment Trust

John Hancock Seaport Long/Short Fund (the fund)

Supplement dated March 24, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

At a meeting held on March 22-24, 2022, the fund’s Board of Trustees approved a management fee reduction. As a result, the information in the “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section are amended and restated as follows to reflect the fund’s management fee schedule effective April 1, 2022:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee[1]	1.41	1.41	1.41	1.41
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.00
Other expenses	0.21	0.21	0.21	0.10
Acquired fund fees and expenses[2]	0.01	0.01	0.01	0.01
Total annual fund operating expenses[3]	1.93	2.63	1.63	1.52
Contractual expense reimbursement[4]	–0.01	–0.01	–0.01	–0.01
Total annual fund operating expenses after expense reimbursements	1.92	2.62	1.62	1.51

1	“Management fee” has been restated to reflect the contractual management fee schedule effective April 1, 2022.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	685	365	265	165	154
3 years	1,075	816	816	513	479
5 years	1,489	1,394	1,394	886	828
10 years	2,640	2,793	2,793	1,932	1,812

Additionally, effective April 1, 2022, the table related to the fund’s management fee schedule and the paragraph subsequent to the table in the “Fund details” section, under the heading “Who’s who — Management fee,” are amended and restated in their entirety as follows:

Average daily net assets ($)	Annual rate (%)
First 250 million	1.450
Next 750 million	1.400
Next 1 billion	1.375
Excess over 2 billion	1.350

During its most recent fiscal year, the fund paid the advisor a management fee equal to 1.45% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective April 1, 2022.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Prospectus Supplement

John Hancock Investment Trust

John Hancock Seaport Long/Short Fund (the fund)

Supplement dated March 24, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

At a meeting held on March 22-24, 2022, the fund’s Board of Trustees approved a management fee reduction. As a result, the information in the “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section are amended and restated as follows to reflect the fund’s management fee schedule effective April 1, 2022:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee[1]	1.41
Other expenses	0.09
Acquired fund fees and expenses[2]	0.01
Total annual fund operating expenses[3]	1.51
Contractual expense reimbursement[4]	–0.01
Total annual fund operating expenses after expense reimbursements	1.50

1	“Management fee” has been restated to reflect the contractual management fee schedule effective April 1, 2022.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	153
3 years	476
5 years	823
10 years	1,801

Additionally, effective April 1, 2022, the disclosure regarding the fund’s management fee schedule in the “Fund details” section, under the heading “Who’s who — Management fee for Seaport Long/Short Fund,” is amended and restated as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund. The fee schedule that follows became effective April 1, 2022.

Average daily net assets ($)	Annual rate (%)
First 250 million	1.450
Next 750 million	1.400
Next 1 billion	1.375
Excess over 2 billion	1.350

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.